                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 7, 2000



                                 S1 CORPORATION
        --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                  000-24931              58-2395199
--------------------------------   --------------   ---------------------------
(State or other jurisdiction        (Commission        (IRS Employer
    of incorporation)               File Number)       Identification No.)



           3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
           -----------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 812-6200
                                                           --------------



                                 NOT APPLICABLE
  -----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.    OTHER EVENTS.

           On November 7, 2000, S1 Corporation ("S1") issued a press release describing its results of operations for the third quarter of 2000. That press release is filed as Exhibit 99.1 to this report. Also on November 7, 2000, S1 held an analyst conference call during which S1 discussed its third quarter results and presented certain other material relating to S1 and its operations. That material is filed as Exhibit 99.2 to this report. The conference call was broadcast live, and it is available for replay until November 14, 2000 at:

http://www.vcall.com/NASApp/VCall/EventPage?Accept=C&ID=3339
or
http://webevents.broadcast.com/financecalls/event/index.asp?EarningsID=1882 or by dialing 1-888-203-1112, access code 523910.

ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS.


(a)        Not applicable.



(b)        Not applicable.



(c)        Exhibits.



           Exhibit
           No.                 Description
           -------             ------------

           99.1                Press release, dated November 7, 2000.


           99.2 Materials presented during analyst conference call held November 7, 2000.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          S1 CORPORATION
                                          --------------
                                          (Registrant)


                                          /s/ Robert F. Stockwell
                                          ------------------------------
                                          Robert F. Stockwell
                                          Chief Financial Officer



Date: November 7, 2000




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                                  EXHIBIT INDEX



           Exhibit
           No.                 Description
           -------             -----------

           99.1                Press release, dated November 7, 2000.


           99.2 Materials presented during analyst conference call held November 7, 2000.